[12]

                              MULTI-PARTY AGREEMENT
             AMONG BUSINESS LOAN CENTER, INC., MARINE MIDLAND BANK,
                          COLSON SERVICES CORP. AND SBA

      This Multi-Party Agreement is entered into as of December 1, 1997 (this "Agreement"), by and among Business Loan Center, Inc. (the "SBA Lender"), Marine Midland Bank, as Trustee ("Trustee"), Colson Services Corp. ("FTA"), and the United States Small Business Administration ("SBA").

            SBA Lender has made and intends to continue to make loans to small businesses under the Small Business Act, as amended ("SBA Lender Loans").

            SBA guarantees a portion of each SBA Lender Loan in accordance with 13 C.F.R. Part 120 and a Small Business Administration Loan Guaranty Agreement (SBA Form 750), dated March 27, 1997, between SBA and Business Loan Center, Inc. ("the SBA Agreement").

            Because SBA guarantees a portion of each SBA Lender Loan, SBA has an interest in the SBA Lender Loans, the underlying collateral, and the Loan Documents.

            SBA Lender has entered into certain Secondary Participation Guaranty Agreements on SBA Form 1086 (each, a "Participation Agreement") with a purchaser (each, a "Guaranteed Holder"), FTA and SBA. Under the Participation Agreements, SBA Lender has sold the guaranteed portion (the "Guaranteed Interest") in certain SBA Lender Loans (the "Loan Pool"). SBA has caused FTA to issue a certificate to each Guaranteed Holder which entitles the Guaranteed Holder to receive the payments and other recoveries of principal relating to the Guaranteed Interest on the related SBA Lender Loans, together with interest on the Guaranteed Interest at a per annum rate in effect from time to time in accordance with the Participation Agreement.

            The SBA Lender and the Trustee have entered into a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") which establishes a trust (the

"Trust"). Under the Pooling and Servicing Agreement, SBA Lender will convey the Conveyed Interest to the Trust. The Trust will issue certificates (the "Certificates") evidencing the right to receive the Unguaranteed Interest in the SBA Lender Loans in the Loan Pool together with interest.

            13 C.F.R. Section 120.420 and the SBA Agreement require the SBA Lender to obtain SBA's written consent before it sells the Unguaranteed Interest.

            The SBA Lender, the Trustee and SBA want to assure consistency between the SBA Agreement and the Pooling and Servicing Agreement and clarify the respective rights of the parties.

            SBA Lender, Trustee, FTA and SBA agree as follows:

                  1. Definitions. In this Agreement, the following terms have the following meanings:

                        a. "Conveyed Interest": the Unguaranteed Interest plus
                  the amount by which the interest collected by the Servicer on the principal portion of the Guaranteed Interest of each SBA Lender Loan in the Loan Pool exceeds the sum of (a) the interest payable to the Registered Holder, (b) the fees payable to SBA and FTA, (c) the Servicing Fee and (d) the Premium Protection Fee.

                        b. "Event of Default": as defined in the Pooling and
                  Servicing Agreement.

                        c. "Loan Documents": all Notes, mortgages, deeds of
                  trust, security deeds, security agreements, instruments of hypothecation, guarantees and other agreements and documents that relate to the SBA Lender Loans.

                        d. "Notes": the notes evidencing the SBA Lender Loans in
                  the Loan Pool.

                        e. "Premium Protection Fee": 0.60% per annum of the then
                  outstanding principal balance of the Guaranteed Interest.


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

                        f. "SBA Lender Loan Debtor": any debtor obligated under
                  an SBA Lender Loan.

                        g. "SBA Rules and Regulations": the Small Business Act,
                  as amended, the SBA Agreement, all rules and regulations promulgated from time to time under the Small Business Act, and SBA Standard Operating Procedures and official Notices as from time to time in effect.

                        h. "Servicer": the Servicer (as defined in the Pooling
                  and Servicing Agreement).

                        i. "Servicing Fee": 0.4% per annum of the then
                  outstanding principal balance of the entire SBA Lender Loan.

                        j. "Unguaranteed Interest": the portion of each SBA
                  Lender Loan in the Loan Pool not guaranteed by SBA.

            2. SBA's Guaranteed Interest. Each of the SBA Lender, Trustee (on behalf of itself and the holders of the Certificates) and FTA acknowledge SBA's interest in the Guaranteed Interest of all SBA Lender Loans, together with the collateral securing the SBA Lender Loans and the Loan Documents and agree to recognize and uphold such interest under SBA Rules and Regulations. SBA Lender and Trustee will execute any release, assignment, endorsement or other document that SBA may from time to time reasonably request with respect to the Guaranteed Interest. Each of SBA Lender and Trustee will remit funds it receives in respect of the Guaranteed Interest in the SBA Lender Loans to FTA, or SBA, as required. If SBA purchases the Guaranteed Interest in any SBA Lender Loan, any recoveries from the SBA Lender Loan Debtor or the collateral underlying the SBA Lender Loan will be distributed pro rata to SBA as holder of the Guaranteed Interest and to Trustee as holder of the Unguaranteed Interest.

            3. Unguaranteed Interest. SBA acknowledges that it has no interest in the Unguaranteed Interest, Servicing Fee or the Premium Protection Fee. SBA further acknowledges that it has no interest in any collateral that secures any SBA Lender Loan or any Loan Document, except to the extent the collateral


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

secures or a Loan Document relates to the Guaranteed Interest. The collateral for an SBA Lender Loan secures the Guaranteed Interest and the Unguaranteed Interest pari passu. If SBA receives any amount in respect of the Conveyed Interest, SBA will remit the sum to Trustee for the credit of the SBA Lender, provided that in no event will SBA have any obligation to pay any amount not owed by SBA under SBA Rules and Regulations. If SBA receives any amount in respect of the Servicing Fee or the Premium Protection Fee, SBA will remit the sum to the SBA Lender, or if SBA Lender is not the Servicer, the Servicer, provided that Trustee shall have given FTA 15 days prior written notice under this Agreement of the change in Servicer. This Agreement constitutes a notice of claims assignment for the full term of the Pooling and Servicing Agreement under the Federal Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727, with respect to any right to payment of any Unguaranteed Interest or the Servicing Fee or the Premium Protection Fee.

            4. SBA Consent to Pooling and Servicing Agreement.

                  (a) SBA consents to the SBA Lender's execution and performance of the Pooling and Servicing Agreement and the transactions contemplated in it including, but not limited to, the sales of the Class A Certificates.

                  (b) Notwithstanding anything to the contrary contained in the Pooling and Servicing Agreement, a default by SBA Lender under another agreement or a default by an entity other than the SBA Lender under another agreement may not be an event of default under the Pooling and Servicing Agreement. Trustee waives any rights it may have, including rights of set-off and banker's liens, to any account of SBA Lender into which payments from SBA Lender Loan Debtors are received and the Principal and Interest Account (as defined in the Pooling and Servicing Agreement).

            5. SBA Lender to Retain Ultimate Risk of Loss. As required by 13 C.F.R. Section 120.420(b)(2), SBA Lender must retain an economic risk in and bear the ultimate risk of loss on the Unguaranteed Interest. SBA Lender will establish the Spread Account under the Pooling and Servicing Agreement and cause a wholly-owned subsidiary to be and remain the Spread Account Depositor (as


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

defined in the Pooling and Servicing Agreement) and cause a wholly-owned subsidiary to retain the Class B Certificates in accordance with Section 11 hereof.

            6. Premium Protection Fee. SBA Lender will retain the Premium Protection Fee with respect to its SBA Lender Loans.

            7. Restriction on Use of SBA Lender Loans. SBA Lender will not use the SBA Lender Loans or the collateral supporting the SBA Lender Loans for any borrowing or other financing not related to financing of the guaranteed or unguaranteed portions of SBA Lender Loans.

            8. FTA To Hold Original SBA Lender Notes; Possession of Loan Documents. (a) SBA Lender will deliver all original Notes relating to the Initial SBA Loans (as defined in the Pooling and Servicing Agreement) to FTA prior to the issuance of the Certificates and SBA Lender will deliver all original Notes relating to the Subsequent SBA Loans (as defined in the Pooling and Servicing Agreement) to FTA prior to each Subsequent Transfer of the Subsequent SBA Loans. Each Note will be endorsed by means of an allonge (an endorsement of the Note constituting a separate piece of paper) as follows: "Pay to the order of Marine Midland Bank, and its successors and assigns, as trustee under the Pooling and Servicing Agreement dated as of December 1, 1997, for the benefit of the United States Small Business Administration and the holders of Business Loan Center SBA Loan-Backed Certificates, Series 1997-1, Class A and Class B as their respective interests may appear, without recourse." Upon receiving the Note, FTA will deliver to SBA Lender and the Trustee a receipt for such Note in the form of Exhibit 1.

            (b) The Notes are being delivered to FTA for the purposes of protecting the SBA's and the Certificateholders' respective interests. SBA appoints FTA as its fiscal and transfer agent and each of SBA and Trustee appoint FTA as its agent to hold the Notes. FTA does not and will not during the term of this Agreement have any interest in the SBA Lender Loans in the Loan Pool or the related Loan Documents.

            (c) FTA will not release any Note to SBA Lender or any other person except (i) upon receipt from an SBA Lender of a Request for Release of Note in the form of Exhibit 3, along with a confirmation of release from Trustee, or
(ii) with SBA's prior written consent. Upon receipt of the required


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

request and confirmation or consent, FTA shall release, within 3 Business Days, the related Note. The Servicer shall return the Notes to FTA in accordance with the appropriate provisions of the Pooling and Servicing Agreement and when the Notes are returned to FTA, FTA will issue a receipt in the form of Exhibit 1 hereto.

            (d) Upon reasonable notice to FTA, SBA will have the right during normal business hours to inspect the original Notes at FTA's office.

            (e) SBA Lender will deliver to Trustee the Loan Documents and assignments of Loan Documents in accordance with the Pooling and Servicing Agreement. All instruments of assignment shall assign the applicable collateral to "Marine Midland Bank ("Assignee") its successors and assigns, as trustee under the Pooling and Servicing Agreement dated as of December 1, 1997, subject to the Multi-Party Agreement dated as of December 1, 1997". All financing statements will name the Trustee as secured party. Any power of attorney from SBA Lender to Trustee must require the Trustee to deal with the collateral in accordance with the terms of the Pooling and Servicing Agreement and this Agreement.

            (f) If the Servicer or the SBA must be the record owner or secured party with respect to any Note or any collateral securing any Note for any purpose including, without limitation, to liquidate (including by any judicial means) or otherwise pursue remedies against any SBA Lender Loan Debtor or the collateral, Trustee will assign such Note or collateral to the Servicer, or SBA, as necessary.

            9. Servicing of SBA Lender Loans. SBA Lender will service the SBA Lender Loans in the Loan Pool. The Servicer will remit funds to which the Guaranteed Holders or SBA is entitled in accordance with the terms of the Participation Agreements, and will remit funds which are required to be remitted to Trustee in accordance with the terms of the Pooling and Servicing Agreement. SBA Lender must proceed with all collection, enforcement of remedies and liquidation actions against SBA Lender Loan Debtors in default in accordance with SBA Rules and Regulations. SBA Lender must perform all servicing activities in accordance with SBA Rules and Regulations, the Participation Agreements and, to the extent there is no conflict, the Pooling and Servicing Agreement. Property acquired through foreclosure or deed in lieu of foreclosure will be titled in the name of Trustee for the benefit of the SBA and the holders of the Certificates, as their interests may appear, subject to the terms of this Agreement. The SBA Lender will continue to administer such property and will be responsible for its disposition in accordance with the terms of the Pooling and Servicing Agreement. The SBA Lender will distribute disposition proceeds to the SBA, as party in interest with respect to the Guaranteed Interest, and to Trustee in respect of the Unguaranteed Interest, pro rata. SBA may, at its option, assume servicing of any SBA Lender Loan in accordance with SBA Rules and Regulations. Prior to an Event of Default, Trustee will not take (i) any action regarding the servicing of any SBA Lender Loan or
(ii) any action with respect to any SBA Lender Loan Debtor or any collateral securing any SBA Lender Loan. Any actions required of SBA Lender under the Pooling and Servicing Agreement or this Agreement may be performed by or through a subservicer approved by SBA under an agreement approved by SBA, but any such subservicing arrangement will not limit or reduce SBA Lender's obligations or liabilities as servicer under the Pooling and Servicing Agreement or this Agreement.

            10. Default Under Pooling and Servicing Agreement. Trustee will give SBA prompt written notice of an Event of Default and prompt written notice of any termination of SBA Lender as Servicer under the Pooling and Servicing Agreement. Upon an Event of Default and termination of SBA Lender as Servicer in accordance with the terms of the Pooling and Servicing Agreement, Trustee may be substituted as Servicer so long as Trustee is then an approved SBA participating lender in good standing, operating under a current Small Business Administration Loan Guaranty Agreement (Deferred Participation) (Form 750). If Trustee does not meet that condition or is otherwise unable to act or if the SBA requests in writing, Trustee will appoint another Servicer in accordance with the Pooling and Servicing Agreement. Any successor Servicer must agree to be bound by the terms of this Agreement and must execute an agreement in the form of Exhibit 2. Any substitute Servicer will be entitled to receive the Servicing Fee and the Premium Protection Fee.

            11. Transferees. Other than the issuance of the Certificates, Trustee will not sell, participate, pledge, hypothecate, enter into any repurchase agreement with respect to, or otherwise transfer


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

any of its interest in any SBA Lender Loan or any Note without SBA's prior written consent. The proposed transferee must be an approved SBA participating lender in good standing, operating under a current Small Business Administration Loan Guaranty Agreement (Deferred Participation) (Form 750) and must be acceptable to SBA. Upon consenting to any proposed transfer, SBA will give FTA prompt written notice. Any transferee must agree to be bound by the terms of this Agreement. Upon initial issuance, the Class B Certificates will be registered in the name of Business Loan Center Financial Corp., a wholly-owned subsidiary of the SBA Lender. The SBA Lender agrees that Business Loan Center Financial Corp. may not sell, pledge, transfer, assign or otherwise convey, in whole or in part, the Class B Certificates without the prior written consent of SBA.

            12. SBA Lender Acknowledgment of Continuing Obligation; No Assumption of Liabilities. No action taken by Trustee, SBA or the Servicer under this Agreement, SBA Agreement, or the Pooling and Servicing Agreement will release or relieve SBA Lender of any of its obligations to SBA or Trustee. None of SBA, Trustee, FTA or the Servicer will incur any liability or obligation to SBA Lender by reason of any reasonable or customary action taken in carrying out the provisions of this Agreement. Neither the execution of this Agreement, nor the taking of any action by Trustee, SBA, FTA or the Servicer under this Agreement will be an assumption by Trustee, SBA, FTA or the Servicer of any liabilities or obligations of SBA Lender. The provisions of this Section will survive termination of this Agreement.

            13. FTA's and SBA's Limited Liability and Expenses. (a) FTA may rely upon any signature, notice, certificate, or other document reasonably believed by it to be genuine and to have been signed by the party purporting to sign it. SBA Lender will assume liability for and indemnify, protect, and hold harmless FTA from any liabilities or losses arising out of this Agreement, except in the case of FTA's gross negligence or willful misconduct. SBA Lender will reimburse FTA for all expenses, taxes, and other charges that FTA incurs in administering this Agreement. SBA Lender will pay FTA its standard fee for its services under this Agreement. In performing its obligations under this Agreement, FTA will not follow instructions from any party other than SBA or, pursuant to Section 8(c), upon the request of the SBA


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

Lender and concurring instructions of Trustee. The SBA Lender will not hold FTA liable for any action taken in accordance with such instructions.

            (b) SBA may rely on any signature, notice, certificate, request or other document reasonably believed by it to be genuine and to have been signed by the party purporting to sign it. SBA Lender will assume liability for and indemnify, protect and hold harmless SBA from all liabilities or losses arising out of this Agreement, except in the case of gross negligence or willful misconduct. Upon request by SBA, SBA Lender will reimburse SBA for all expenses and other charges that SBA incurs in connection with this Agreement.

            (c) The provisions of this Section 13 shall survive any termination of this Agreement.

            14. Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original.

            15. Inconsistencies. If any provision of this Agreement is inconsistent with any provision in any other agreement, including but not limited to the Pooling and Servicing Agreement, the provision of this Agreement controls. The Pooling and Servicing Agreement and any agreements entered into in connection with such agreement are amended to the extent necessary to give effect to the prior sentence. The SBA Agreement is amended to provide that FTA will hold the Notes that are transferred pursuant to the Pooling and Servicing Agreement and that the Trustee may hold the Loan Documents as provided in this Agreement.

            16. Amendment and Term. This Agreement may not be terminated or amended without the prior written consent of the parties. Neither the SBA Agreement nor the Pooling and Servicing Agreement may be amended in any manner that would impair the respective rights of the SBA or the Trustee under this Agreement without the prior written consent of the party so affected.

            17. Governing Law. This Agreement will be interpreted and construed in accordance with the laws of the State of New York, without reference to its conflict of laws rules.


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

            18. Successors and Assigns. This Agreement binds and benefits the parties and their respective successors and assigns.

            19. Section Headings. The section headings in this Agreement are for convenience only, and are without substantive meaning or content.

            20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be given no effect and shall not invalidate any other provision of this Agreement.

            21. Notices and Deliveries. Except as otherwise expressly provided in this document, all notices or deliveries under this Agreement will be given by actual delivery to the parties at the addresses below or to such other addresses that any party may designate for itself by written notice to each of the other parties. All notices will be effective upon receipt by the applicable party.

                  If to the SBA Lender, at:
                        Business Loan Center, Inc.
                        919 Third Avenue
                        New York, New York 10022
                        Telecopy No.:
                        Attention:

                  If to the Trustee, at:
                        Marine Midland Bank
                        140 Broadway, 12th Floor
                        New York, New York 10005
                        Attention: Corporate Trust Administration

                  If to FTA, at:
                        Colson Services Corp.
                        150 Nassau Street
                        New York, New York 10038
                        Attn: President

                  If to SBA, at:
                        U.S. Small Business Administration
                        409 3rd Street, S.W.
                        Washington, D.C. 20416
                        Attn: Associate Administrator for
                              Financial Assistance


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

            IN WITNESS WHEREOF the SBA Lender, the Trustee, FTA, and SBA have executed this Agreement below.

                                    BUSINESS LOAN CENTER, INC.

                                    By: /s/ Robert Tannenhauser
                                       ------------------------
                                       Name: Robert Tannenhauser
                                       Title: President


                                    MARINE MIDLAND BANK, as Trustee

                                    By: /s/ Susan Barstock
                                       ------------------------
                                       Name: Susan Barstock
                                       Title: Assistant Vice President


                                    UNITED STATES SMALL BUSINESS
                                    ADMINISTRATION

                                    By:
                                       ------------------------
                                       Name: Jane Palsgrove Butler
                                       Title:


                                    COLSON SERVICES CORP.

                                    By:
                                       ------------------------
                                       Name:
                                       Title:

            IN WITNESS WHEREOF the SBA Lender, the Trustee, FTA, and SBA have executed this Agreement below.

                                    BUSINESS LOAN CENTER, INC.

                                    By: /s/ Robert Tannenhauser
                                       --------------------------
                                       Name: Robert Tannenhauser
                                       Title: President


                                    MARINE MIDLAND BANK, as Trustee

                                    By:
                                       --------------------------
                                       Name: Susan Barstock
                                       Title: Assistant Vice President


                                    UNITED STATES SMALL BUSINESS
                                    ADMINISTRATION

                                    By: /s/ Jane Palsgrove Butler
                                       --------------------------
                                       Name: Jane Palsgrove Butler
                                       Title:


                                    COLSON SERVICES CORP.

                                    By:
                                       --------------------------
                                       Name:
                                       Title:

            Ins witness whereof the SBA Lender, the Trustee, FTA, and SBA have executed this Agreement below.

                                    BUSINESS LOAN CENTER, INC.

                                    By:
                                       -------------------


                                    MARINE MIDLAND BANK, as Trustee

                                    By:
                                        --------------------


                                    UNITED STATES SMALL BUSINESS
                                    ADMINISTRATION

                                    By:
                                       ----------------------
                                       Jane Palsgrove Butler


                                    COLSON SERVICES CORP.

                                    By: /s/ [ILLEGIBLE]
                                       ----------------------


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

                                    EXHIBIT 1

                        ACKNOWLEDGMENT OF RECEIPT OF NOTE

                                                               ___________, 199_

            In accordance with Section 8 of the Multi-Party Agreement, dated as of December 1, 1997, by and among Business Loan Center, Inc., Marine Midland Bank, Colson Services Corp. ("Colson") and the United States Small Business Administration ("SBA"), Colson, as agent for SBA, hereby acknowledges receipt of the SBA guaranteed Note described below with respect to the following:

            MAKER:

            ORIGINAL PRINCIPAL AMOUNT:

            DATE OF NOTE:

            SBA LOAN NUMBER (GP NUMBER):

            BUSINESS LOAN CENTER, INC. ACCOUNT NUMBER:

                                    COLSON SERVICES CORP.,
                                     AS AGENT FOR THE UNITED STATES
                                     SMALL BUSINESS ADMINISTRATION

                                          By:
                                             -------------------------------

                                          By:
                                             -------------------------------

INSTRUCTIONS TO COLSON SERVICES CORP. One original executed copy of this receipt should be made available for pick-up at the office of Colson or delivered to Marine Midland Bank, as trustee, 140 Broadway, 12th Floor, New York, New York 10005, and a copy to Business Loan Center, Inc., 919 Third Avenue, New York, New York 10022.

                                    EXHIBIT 2

            The undersigned consent and agree to be bound as _____________ by the terms of foregoing Multi-Party Agreement dated as of December 1, 1997 among Business Loan Center, Inc., Marine Midland Bank, as Trustee, Colson Services Corp. and SBA.

                                    ___________________________________

                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT 3

                           REQUEST FOR RELEASE OF NOTE

_____________, 199_

Colson Services Corp.
 As Agent for the United States
 Small Business Administration
150 Nassau Street
New York, NY  10038

      In accordance with Section 8(c) of the Multi-Party Agreement dated as of December 1, 1997 by and among Business Loan Center, Inc., Marine Midland Bank, Colson Services Corp. ("Colson") and the United States Small Business Administration ("SBA") and, subject to your receipt of concurrence from Marine Midland Bank, as Trustee, Business Loan Center, Inc. hereby requests release of the Note described below:

OBLIGOR'S NAME AND ADDRESS:


SBA LOAN NUMBER (GP NUMBER):

Reason for Requesting Note
(ONE OF THESE MUST BE CHECKED)

____1.  SBA Loan Paid in Full

____2.  SBA Loan Liquidated

____3.  SBA Loan in Foreclosure

____4. SBA Loan repurchased pursuant to Section 11.01 of the Pooling and Servicing Agreement, dated as of December 1, 1997, relating to Business Loan Center SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1 (The "Pooling and Servicing Agreement")

____5. SBA Loan repurchased or substituted pursuant to Article II or Article III of the Pooling and Servicing Agreement

____6. Collateral being released pursuant to Section 5.01(f) of the Pooling and Servicing Agreement


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

____7.  SBA Loan collateral being substituted or subordinated

                                    BUSINESS LOAN CENTER, INC.

                                    By:
                                         -----------------------
                                    Its:
                                         -----------------------


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